Exhibit 23
                                                                   ----------


                         MCI COMMUNICATIONS CORPORATION
                      401(K) PLAN FOR NON-EXEMPT EMPLOYEES
                   (FORMERLY MCI CONSUMER MARKETS 401(K) PLAN)
                                 EIN: 52-0886267



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement of Form S-8 (No. 333-12847) of MCI Communications Corporation of our report dated June 11, 1997, appearing on page 3 of this Form 11-K.


PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Washington, D.C.
June 27, 1997

















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